Exhibit 32.2

CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BRC Inc. (the “Company”) for the quarter ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Tom Davin, Director and Co-Chief Executive Officer (Co-Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2022

/s/ Tom Davin
Tom Davin
Co-Chief Executive Officer and Director
(Co-Principal Executive Officer)